Intangible assets	12 Months Ended
Mar. 31, 2021
Intangible assets and goodwill [abstract]
Intangible assets	Intangible assets

(EUR thousand)
	Goodwill	Trademarks	Customer relationships	Other intangible assets	Software	Total
Opening balance as of April 1, 2020	411,538	45,795	666,021	9,240	101,908	1,234,502
Acquisition of subsidiaries	63,776	—	—	1	5,223	69,000
Purchases	—	—	1,892	1,177	16,670	19,739
Disposals	—	—	(634)	(895)	(1,430)	(2,959)
Exchange differences	2,551	179	418	201	3,439	6,788
Accumulated acquisition values	477,865	45,974	667,697	9,724	125,810	1,327,070
Opening balance as of April 1, 2020	—	(17,150)	(533,549)	(7,277)	(40,425)	(598,401)
Amortization	—	(2,237)	(72,752)	(855)	(21,049)	(96,893)
Disposals	—	—	256	864	947	2,067
Exchange differences	—	—	(95)	(70)	(2,364)	(2,529)
Accumulated amortization	—	(19,387)	(606,140)	(7,338)	(62,891)	(695,756)
Opening balance as of April 1, 2020	(2,027)	—	—	(498)	(2,574)	(5,099)
Impairment	—	—	(356)	—	(874)	(1,230)
Disposal	—	—	356	—	—	356
Exchange differences	52	—	—	—	(14)	38
Accumulated impairment	(1,975)	—	—	(498)	(3,462)	(5,935)
Net book value as of March 31, 2021	475,890	26,587	61,557	1,888	59,457	625,379

(EUR thousand)
	Goodwill	Trademarks	Customer relationships	Other int. assets	Software	Total
Opening balance as of April 1, 2019	413,499	45,941	660,325	7,999	81,024	1,208,788
Purchases	—	—	6,059	1,406	24,716	32,181
Disposals	—	—	—	(11)	(762)	(773)
Reclassifications	—	—	—	17	(3)	14
Exchange differences	(1,961)	(146)	(363)	(171)	(3,067)	(5,708)
Accumulated acquisition values	411,538	45,795	666,021	9,240	101,908	1,234,502
Opening balance as of April 1, 2019	—	(14,913)	(462,288)	(6,166)	(25,641)	(509,008)
Amortization	—	(2,237)	(71,325)	(1,203)	(17,165)	(91,930)
Disposals	—	—	—	10	586	596
Adjustments due to changes in accounting policies	—	—	(2)	—	—	(2)
Exchange differences	—	—	66	82	1,795	1,943
Accumulated amortization	—	(17,150)	(533,549)	(7,277)	(40,425)	(598,401)
Opening balance as of April 1, 2019	(2,109)	—	—	(498)	(1,551)	(4,158)
Impairment	—	—	—	—	(1,023)	(1,023)
Exchange differences	82	—	—	—	—	82
Accumulated impairment	(2,027)	—	—	(498)	(2,574)	(5,099)
Net book value as of March 31, 2020	409,511	28,645	132,472	1,465	58,909	631,002

(EUR thousand)
	Goodwill	Trademarks	Customer relationships	Other int. assets	Software	Total
Opening balance as of April 1, 2018	405,937	45,926	664,849	7,117	57,432	1,181,261
Acquisition of subsidiaries	7,038	—	—	13	52	7,103
Purchases	169	—	1,862	862	23,722	26,615
Disposals	—	—	—	(569)	(434)	(1,003)
Reclassifications	—	—	—	458	9	467
Adjustments due to changes in accounting policies	—	1	(6,604)	—	—	(6,603)
Exchange differences	355	14	218	118	243	948
Accumulated acquisition values	413,499	45,941	660,325	7,999	81,024	1,208,788
Opening balance as of April 1, 2018	—	(12,676)	(395,073)	(4,912)	(14,308)	(426,969)
Amortization	—	(2,237)	(70,332)	(1,246)	(11,343)	(85,158)
Disposals	—	—	—	564	73	637
Reclassifications	—	—	—	(507)	—	(507)
Adjustments due to changes in accounting policies	—	—	3,155	—	—	3,155
Exchange differences	—	—	(38)	(65)	(63)	(166)
Accumulated amortization	—	(14,913)	(462,288)	(6,166)	(25,641)	(509,008)
Opening balance as of April 1, 2018	(2,040)	—	—	(498)	(1,255)	(3,793)
Impairment	—	—	—	—	(296)	(296)
Exchange differences	(69)	—	—	—	—	(69)
Accumulated impairment	(2,109)	—	—	(498)	(1,551)	(4,158)
Net book value as of March 31, 2019	411,390	31,028	198,037	1,335	53,832	695,622
Goodwill
Management reviews the business performance based on a product perspective. TFSS, AVPS and eCommerce Return Solutions have been identified as the main product groups and the Group's operating segments. Goodwill is monitored by management at the operating segment level. The following is a summary of goodwill allocation for each operating segment:

(EUR thousand)	As of March 31
Goodwill	2021	2020	2019
TFSS	361,470	360,311	360,721
AVPS	50,497	49,200	50,669
eCommerce Return Solutions	63,923	—	—
Total	475,890	409,511	411,390
TFSS and AVPS

As of March 31, 2021, and with respect to the TFSS segment, the headroom was EUR1,008.9 million, with the percentage by which the TFSS recoverable amount exceeded the carrying value being 298%. With respect to the AVPS segment, the headroom was EUR336.1 million, with the percentage by which the AVPS recoverable amount exceeded the carrying value being 487%.
The recoverable amount of the Cash Generating Units (CGU) has been determined based on value-in-use calculations. These calculations use pre-tax cash flow projections based on management’s current view at the time of the analysis. Cash flows beyond the 5-years period are extrapolated using an estimated growth rate stated below.
In determining the forecasts for TFSS and AVPS CGUs over the 5-years period within the value-in-use calculation, we applied estimated recovery percentages against actual revenues achieved during the pre-COVID-19 period (January 2019 to December 2019). The growth rate for FY21/22 versus FY20/21 is not relevant as a consequence of the significant impact COVID-19 has had on Global Blue's business in the current year, and therefore the rate was not considered in our forecasting.
The key assumptions used for the value-in-use calculations are as follows:
•Pre-tax discount rate of 7.79% (9.91% as of March 31, 2020, 8.78% as of March 31, 2019), for both CGU´s.
•For the purpose of the goodwill impairment test, the Company assumed a COVID-19 impact on near-term industry volumes, followed by a recovery. In particular, it was assumed that depressed volumes experienced in April 2020 through to June 2021 would progressively subside on the back of the vaccination roll out across the world. A near total recovery to pre-COVID-19 revenue levels was assumed for last quarter of the financial year ending March 31, 2023, with an assumed average growth rate of 4.5% in the subsequent three financial years.
When considering the severity and duration of the assumptions for the first two financial years after March 31, 2021, the Company considered historical travel disruptions (e.g., natural disasters, terrorist attacks, civil unrest, and public health issues like SARS and MERS), as well as the information available regarding the potential impacts of COVID-19.
In all historical disruptions, growth resumed and revenues recovered to pre-disruption levels, as a result of a normalization of travel demand and longer-term structural growth drivers. In these prior travel disruptions, the recovery usually occurred within months or quarters. In recognition that the COVID-19 pandemic is more severe than these precedents, management assumed both a longer recovery period (i.e., more than one year) and a larger impact to near-term cash flows as compared with these precedents.
•After the business plan period, an assumed long-term growth rate of 2% (2% as of March 31, 2020, 2% as of March 31, 2019).
Though the TFSS and AVPS segments offer different solutions, the underlying driver of both is international travel and extra-regional transactions. As such, the same key assumptions have been applied to both CGUs.
The calculations and the cash flow projections are stress-tested using a sensitivity analysis; such analysis is a key element when there are changes to the circumstances, such as the ongoing impact of COVID-19. Changes of the parameters, including, a 30% increase in the discount rate, or a 30% reduction in the revenue over the five-year period or a delay of the recovery of TFS by 12 months, would not result in an impairment given the headroom. There are no reasonably possible changes in key assumptions that might neutralize the headroom.
eCommerce Return Solutions
Goodwill allocated to the eCommerce Return Solutions CGU amounts to EUR63.9 million. The recoverable amount of the CGU has been assessed based on the fair value less cost of disposal of the underlying assets. This has been determined based on a market approach utilizing 2021 trading multiples of comparable companies, calculated as trading enterprise value divided by projected 2021 metrics based on publicly available information derived from S&P Capital IQ.
Given the business profile of eCommerce Return Solutions, Management looked for comparable companies with exposure to eCommerce and logistics, with a high growth profile. Numerous peer groups and companies were considered, but the main two considered were: leading horizontal eCommerce companies and vertical fashion eCommerce marketplaces.
Taking into consideration that the eCommerce Return Solutions is a start-up operating at a loss until March 31, 2021, management deemed the revenue multiple as the primary valuation metric, with gross profit and growth-adjusted revenue multiples serving as cross-checks. EBITDA and net income multiples were not considered, given (i) the eCommerce Return Solutions is a start-up operating at a loss as at March 31, 2021 and (ii) several of the larger peers are similarly operating at a loss.
The agreed valuation for the eCommerce Return Solutions, including the earn-out, implies, when divided by its projected 2021 revenue, a revenue multiple of approximately 4x. In parallel, the average 2021 revenue multiple for the primary peer group, the leading horizontal eCommerce companies, is approximately 6x and slightly above 4x for the vertical fashion eCommerce marketplaces. The derived fair value less cost of disposal exceeded the carrying amount. Given the lower multiple for the eCommerce Return Solutions relative to peers, there was not a need to impair the goodwill as this implied headroom of approximately 50% when compared against the primary peer group. Should the actual 2021 revenue projections for eCommerce Return Solutions be approximately 30% lower than projected or should the comparable peer groups valuation de-rate, there is a risk that the goodwill associated with the eCommerce Return Solutions would be impaired.
Trademarks were classified as intangible assets with a definite useful life.
As part of business combinations in 2013, when Silver Lake and Partners Group acquired Global Blue Group and 2016 , when Global Blue acquired Currency Select, new intangibles were identified and defined as trademarks. The fair value of trademarks was determined by calculating its value-in-use, being "Relief from Royalty" method for the asset. The net book value as of March 31, 2021 was EUR26.6 million (EUR28.6 million as of March 31, 2020, EUR31.0 million as of March 31, 2019).
No impairment tests have been performed for Trademarks as there were no indications of impairment.
The assets will be fully amortized by July 2032.
Customer Relationships
As part of business combinations in 2013 and 2016 new intangibles were identified and are collectively defined as customer relationship contracts with a net book value as of March 31, 2021 of EUR54.7 million (EUR123.6 million as of March 31, 2020, EUR194.9 million as of March 31, 2019). The customer relationships have been split across the operating segments:

(EUR thousand)	As of March 31
Customer relationships	2021	2020	2019	PPA initial valuation
TFSS	53,135	117,479	181,824	610,789
AVPS	1,528	6,113	13,083	44,256
Total	54,663	123,592	194,907	655,045
An impairment assessment has been performed over the Customer Relationship assets which resulted in an impairment charge EUR0.4 million for the fiscal years ended March 31, as a result of the abolition of the tax free scheme in the UK.
TFSS and AVPS Customer relationships contain different types of customers, categorized based on revenue and footprint or services offered. The expected economic life for the customer relationship contracts is between 9 and 20.5 years, driven by these varying types of customer relationships within the TFSS and AVPS operating segments. These will be fully amortized by September 2036.
The Customer relationships table includes the effects of the implementation of IFRS 15, which resulted in a decrease in the gross amount of the Customer relationships of EUR6.6 million and the associated accumulated amortization of EUR3.2 million upon implementation. These changes are due to the change in revenue recognition approach regarding certain limited payments for contracts with customers detailed in Note 3 and Note 21.
As of April 1, 2018, the application of IFRS 15 did not have any material impact on the opening balance of the retained earnings as the advance payments to customers have been recognized as contract assets.
Other intangible assets
Other intangibles include licenses acquired and software purchased from external parties.
Software
Software consists of IT software internally developed for TFSS and AVPS businesses and is amortized over a 3-year period. It also includes the platform software, that has been acquired as part of the Currency Select acquisition in the financial year ended March 31, 2016 with a fair value of EUR17.9 million and the e-commerce technology software, that has been acquired as part of the ZigZag acquisition in the financial year ended March 31, 2021, with a fair value of EUR5.2 million. Both platforms are being amortized over a 5-year period.